UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

SCYNEXIS, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of

SCYNEXIS, INC.

To Be Held On:

June 18, 2019 at 9:30 a.m.

The Hyatt Regency Jersey City on the Hudson, 2 Exchange Place, Jersey City, NJ

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one, otherwise you will not receive a paper or e-mail copy. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before June 4, 2019.

Please visit http://www.astproxyportal.com/ast/18891/, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- 2018 Annual Report
- Form of Electronic Proxy Card

TO OBTAIN PROXY MATERIALS:

TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers)
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until **11:59 PM** Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. Directions to the Annual Meeting can be found at the end of the proxy statement or by contacting Investor Relations at investorrelations@scynexis.com.

MAIL: You may request a proxy card by following the instructions above.

Proposal 1. To elect the SCYNEXIS Board of Directors' six nominees as directors to serve until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

NOMINEES:

Armando Anido
Steven C. Gilman, Ph.D.
Ann F. Hanham, Ph.D.
David Hastings
Guy Macdonald
Marco Taglietti, M.D.

Please note that you cannot use this notice to vote by mail.

Proposal 2. Ratification of selection of Deloitte & Touche LLP as SCYNEXIS, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Proposal 3. Approval of an amendment to SCYNEXIS's Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 125,000,000 to 250,000,000.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR ALL NOMINEES" IN PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3.

The undersigned hereby acknowledges receipt of the Notice of 2019 Annual Meeting of Shareholders, the Proxy Statement and the 2018 Annual Report to Shareholders furnished herewith.